EXHIBIT 99.2
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                                  Certification

     I, Jerome Chicvara, Chief Executive Officer of Portland Brewing Company, certify that, to the best of my knowledge, the Form 10-QSB for the quarter ended June 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Portland Brewing Company.

     This Certification is not being "filed" as part of the Form 10-QSB.


                                 /s/ JEROME CHICVARA
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                                 Jerome Chicvara, Chief Executive Officer